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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 19, 2001
                                                   --------------


                                    COMMERCIAL FEDERAL CORPORATION
                                    ------------------------------
             (Exact name of registrant as specified in its charter)
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
            NEBRASKA                       1-11515           47-0658852
---------------------------------------  -----------   ----------------------
 (State or other jurisdiction            (Commission      (I.R.S. Employer
       of incorporation)                 File Number    dentification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA       68124
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)


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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 5.  Other Events:
----------------------

     On April 19, 2001, Commercial Federal Corporation ("Commercial Federal") announced the appointment of Robert J. Hutchinson as President and Chief Operating Officer.

     Information regarding this announcement is set forth in Commercial Federal's press release dated April 19, 2001, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

(a)  Exhibits:

         Exhibit 99.   Press release dated April 19, 2001.



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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  April 23, 2001            /s/ David S. Fisher
       --------------            -------------------
                                 David S. Fisher
                                 Executive Vice President and
                                 Chief Financial Officer
                                 (Duly Authorized Officer)




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